UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio		45840
(Address of Principal Executive Offices)		(Zip Code)

(419) 421-2414

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2019, Andeavor Logistics LP (“ANDX”), a wholly owned subsidiary of MPLX LP (the “Issuer”), Tesoro Logistics Finance Corp. (“Finance Corp.”), a wholly owned subsidiary of the Issuer, and U.S. Bank National Association, as trustee (the “Trustee”), entered into certain supplemental indentures (the “Supplemental Indentures”) respecting ANDX’s and Finance Corp.’s outstanding 6.250% Senior Notes due 2022, 3.500% Senior Notes due 2022, 6.375% Senior Notes due 2024, 5.250% Senior Notes due 2025, 4.250% Senior Notes due 2027, and 5.200% Senior Notes due 2047 (collectively, the “ANDX Notes”). The Supplemental Indentures were entered into following ANDX’s and Finance Corp.’s receipt of the requisite consents of the holders of the ANDX Notes pursuant to consent solicitations in respect of certain amendments to the indentures governing the ANDX Notes that commenced on August 22, 2019 (the “Consent Solicitations”). The Supplemental Indentures eliminate most of the restrictive and reporting covenants and certain default provisions respecting the ANDX Notes. The Supplemental Indentures are effective upon execution but will only become operative upon the closing of the Consent Solicitations and related exchange offers.

The foregoing descriptions of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

The Issuer is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-220267):

1.	Underwriting Agreement, dated as of September 4, 2019, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and each of Citigroup Global Markets Inc., Barclays Capital Inc. and RBC Capital Markets, LLC, acting as representatives of the several underwriters named therein;

2.	Fifteenth Supplemental Indenture, dated as of September 9, 2019, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee;

3.	Sixteenth Supplemental Indenture, dated as of September 9, 2019, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee; and

4.	Opinion of Jones Day.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of September 4, 2019, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and each of Citigroup Global Markets Inc., Barclays Capital Inc. and RBC Capital Markets, LLC, acting as representatives of the several underwriters named therein

4.1

Sixth Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of October 29, 2014, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee

4.2

Fourth Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of May 12, 2016, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee

4.3

Fourth Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of December 2, 2016, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee

4.4

Second Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of November 28, 2017, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee

4.5	Fifteenth Supplemental Indenture, dated as of September 9, 2019, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including form of note)

4.6	Sixteenth Supplemental Indenture, dated as of September 9, 2019, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including form of note)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: September 9, 2019	By:	/s/ Molly R. Benson
	Name:	Molly R. Benson
	Title:	Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary